Gratry International Growth Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated October 17, 2014 to the
Prospectus dated October 1, 2014 and the Summary Prospectus dated October 2, 2014

The following replaces the table entitled “Portfolio Managers” on page 4 of the Prospectus and the Summary Prospectus:

Portfolio Managers	Portfolio Manager of the Fund Since:
Jerome R. Gratry, Principal, Managing Director-Investments and Portfolio Manager	Inception, June 28, 2013
Mark A. Anderson, CFA, Principal, Managing Director-Investments, CCO and Portfolio Manager	Inception, June 28, 2013
Gregory A. Tropf, CFA, CIPM, Principal, Managing Director-Research and Portfolio Manager	Inception, June 28, 2013
Matthew D. Sinkovitz, Vice President-Research and Portfolio Manager	Inception, June 28, 2013

Please file this Supplement with your records.